Execution Version Exhibit 10.16.4 LOAN SALE AGREEMENT between FINANCE OF AMERICA REVERSE LLC Purchaser and AMERICAN ADVISORS GROUP Seller Dated as of December 6, 2022 HomeSafe® Non-Conforming Reverse Mortgage Loans and Home Equity Conversion Reverse Mortgage Loans (Servicing-Released) REO Properties

TABLE OF CONTENTS Page -i- Section 1. Definitions. .........................................................................................................1 Section 2. Agreement to Purchase...................................................................................... 12 Section 3. Consideration. ................................................................................................... 12 Section 4. Examination of Mortgage Files. ........................................................................ 13 Section 5. Conveyance from Seller to the Purchaser. ......................................................... 13 Subsection 5.01 Conveyance of Mortgage Assets; Possession of Servicing Files. .......................................................................................... 13 Subsection 5.02 Books and Records. ................................................................... 14 Subsection 5.03 Delivery of Collateral Files. ....................................................... 14 Section 6. Representations and Warranties; Remedies for Breach. .................................... 15 Subsection 6.01 Representations and Warranties Respecting the Seller. ............... 15 Subsection 6.02 Representations and Warranties Regarding Individual Mortgage Assets. ....................................................................... 19 Subsection 6.03 Remedies for Breach of Representations and Warranties; Indemnification. ......................................................................... 20 Section 7. Closing. ............................................................................................................ 20 Section 8. Reserved. .......................................................................................................... 20 Section 9. Costs. ................................................................................................................ 20 Section 10. Reserved. .......................................................................................................... 20 Section 11. Reserved. .......................................................................................................... 20 Section 12. The Seller.......................................................................................................... 20 Subsection 12.01 Merger or Consolidation of the Seller......................................... 21 Section 13. Reserved. .......................................................................................................... 21 Section 14. Notices. ............................................................................................................. 21 Section 15. Partial Invalidity. .............................................................................................. 22 Section 16. Execution in Counterparts. ................................................................................ 22 Section 17. Governing Law; Waiver of Jury Trial; Specific Performance. ........................... 22 Section 18. Intention of the Parties; Recharacterization. ...................................................... 23 Section 19. Successors and Assigns. .................................................................................... 24 Section 20. Waivers. ............................................................................................................ 24 Section 21. Exhibits. ............................................................................................................ 24

TABLE OF CONTENTS (continued) Page -ii- Section 22. Nonsolicitation. ................................................................................................. 24 Section 23. General Interpretive Principles. ......................................................................... 24 Section 24. Reproduction of Documents. ............................................................................. 25 Section 25. Reserved. .......................................................................................................... 25 Section 26. Further Agreements........................................................................................... 25 Section 27. Protection of Confidential Information.. ............................................................ 25 Section 28. Survival. ........................................................................................................... 27 Section 29. Time of the Essence. ......................................................................................... 27 Section 30. Entire Agreement. . .......................................................................................... 27 Section 31. Announcements. ............................................................................................... 27

-iii- EXHIBITS EXHIBIT 1 RESERVED EXHIBIT 2 RESERVED EXHIBIT 3 FORM OF SECURITY RELEASE CERTIFICATION EXHIBIT 4 RESERVED EXHIBIT 5 REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL MORTGAGE LOANS, HECM LOANS AND REO PROPERTIES EXHIBIT 6 FORM OF PURCHASE ADVICE EXHIBIT 7 RESERVED EXHIBIT 8 LIST OF COLLATERAL FILE DOCUMENTS EXHIBIT 9 LIST OF SERVICING FILE DOCUMENTS EXHIBIT 10 RESERVED EXHIBIT 11 FORM OF LIMITED POWER OF ATTORNEY

SALE AGREEMENT This is a SALE AGREEMENT (as amended, modified or supplemented from time to time, the “Agreement”), dated as of December 6, 2022, between FINANCE OF AMERICA REVERSE LLC, as purchaser (the “Purchaser”), and AMERICAN ADVISORS GROUP, as seller (the “Seller”). W I T N E S S E T H: WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain fixed-rate, first-lien reverse mortgage loans, including certain HECM Loans (as defined herein), inclusive of the related Servicing Rights, on a servicing-released basis, which Mortgage Loan shall be delivered on the Closing Date (as defined herein); WHEREAS, each Mortgage Loan (as defined herein) is secured by a mortgage, deed of trust or other security instrument creating a first lien on a Mortgaged Property located in the jurisdiction indicated on the Mortgage Asset Schedule annexed to the Purchase Advice; WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain REO Properties (as defined herein), which REO Properties shall be delivered on the Closing Date (as defined herein); WHEREAS, Seller and Purchaser are party to that certain Asset Purchase Agreement, dated as of December 6, 2022 (the “Asset Purchase Agreement”), by and among Purchaser, Seller, Finance of America Equity Capital LLC, Finance of America Companies Inc. and for the limited purposes described therein, Reza Jahangiri, pursuant to which Purchaser will acquire certain assets from Seller subject to the terms and conditions set forth therein; WHEREAS, Seller and Purchaser are party to that certain Servicing Rights Purchase and Sale Agreement, dated as of December 6, 2022 (the “MSRPA”), pursuant to which Purchaser will purchase Servicing Rights (as defined therein) and certain related assets from Seller, subject to the terms and conditions set forth therein; and WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance and control of the Mortgage Loans and the REO Properties. NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows: Section 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below. Accepted Servicing Practices: With respect to any Mortgage Asset, servicing practices and procedures (including collection procedures) that are in all respects legal, proper and customary in the mortgage servicing industry which are in accordance with (i) the accepted mortgage servicing

-2- practices of prudent mortgage lending institutions that service reverse mortgage loans of the same type as the Mortgage Loans and the REO Properties in the jurisdiction where the related Mortgaged Property or REO Property is located, (ii) Applicable Law, (iii) the terms of the related Mortgage Note and Mortgage, (iv) any applicable forbearance plan or bankruptcy plan, (v) to the extent applicable to the Underwriting Guidelines, the Agency Requirements, including applicable HUD HECM Guidelines (to the extent not in conflict with the express terms of this Agreement), (vi) the CFPB’s national servicing standards and guidelines (including, without limitation, the rules and requirements set forth under Regulation Z under the Truth-in-Lending Act (as amended) and Regulation X under the Real Estate Settlement Procedures Act (as amended)), and (vii) the servicing practices that the Seller customarily employs and exercises in servicing and administering reverse mortgage loans of the same type as the Mortgage Loans and REO Properties for its own account (to the extent not conflicting with clauses (i) through (vi) in this definition). Adjustable Rate Mortgage Loan: Any Mortgage Loan with respect to which the Mortgage Interest Rate is determined by reference to an Index. Adjustment Date: As to any Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage. Agency: Ginnie Mae, FHA or HUD, as applicable. Agency Requirements: The applicable rules, regulations, directives and instructions of HUD, including, without limitation, the applicable requirements of the HUD Handbook. Agreement: This Sale Agreement including all exhibits, schedules, amendments and supplements hereto. Ancillary Agreement: As defined in the Asset Purchase Agreement. Applicable Law: All applicable (i) federal, state, and local legal requirements (including statutes, rules, regulations, and ordinances), including but not limited to usury, truth-in-lending, real estate settlement, consumer credit, equal credit opportunity, fair housing, disclosure, anti- predatory or abusive lending, or unfair and deceptive acts and practices laws, (ii) requirements and guidelines of each Governmental Authority having jurisdiction including, without limitation, the CFPB, and (iii) judicial and administrative judgments, orders, stipulations, awards, writs, and injunctions, as such may be amended, modified or supplemented from time to time. Applicable Requirements: As of the time of reference and as applicable, (i) all contractual obligations of Seller and any Originators or Prior Servicers with respect to the Servicing Rights, Mortgage Loans and REO Properties, including those contractual obligations contained in the Servicing Agreements by and between Seller and the Ginnie Mae, in any agreement with any applicable Insurer or other Person or in the Mortgage File for which Seller or any Originator is responsible or at any time was responsible; (ii) all Applicable Laws, including all federal, state and local laws, statutes, rules, regulations and ordinances applicable to Seller or any Originator, or to the REO Properties, the Mortgage Loans and the related Servicing Rights or the origination, purchase, sale, enforcement and insuring or guaranty of, or filing of claims in connection with, the REO Properties and the Mortgage Loans, including the applicable requirements and guidelines of

-3- the Ginnie Mae or Insurer, or any other governmental agency, board, commission, instrumentality or other governmental or quasi-governmental body or office; (iii) all other judicial and administrative judgments, orders, stipulations, awards, writs and injunctions applicable to Seller or any Originator the Servicing Rights, the Mortgage Loans or the REO Properties; (iv) the Ginnie Mae Guide, the FHA Regulations and all other Ginnie Mae guides, manuals, handbooks, bulletins, circulars, announcements, issuances, releases, letters, correspondence and other instructions applicable to the Servicing Rights; and (v) to the extent not in conflict with the preceding clauses (i) through (iv), those mortgage origination, sale and servicing practices (including collection practices) of prudent mortgage banking institutions which originate, sell and service mortgage loans of the same types as such Mortgage Loans and REO Properties in the jurisdiction where the related Mortgaged Properties or REO Properties are located. Appraisal: A written appraisal of a Mortgaged Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, to Underwriting Guidelines (which may include appraisal requirements set forth in the Applicable Requirements) applicable at the time of origination for mortgage loans of the same type as the Mortgage Loans, and satisfies the requirements of FIRREA in effect as of the date of the appraisal. Appraised Value: With respect to any Mortgaged Property, the value thereof as determined by an Appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan. Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the assignee. Assumed Liabilities: All liabilities and obligations of Seller with respect to, or arising from, the Purchased Assets. Bankruptcy Loan: A Mortgage Loan as to which, as of the Closing Date, any, any related Mortgagor has sought relief under or has otherwise been subjected to federal or state bankruptcy or insolvency laws (including Chapter 7 of the U.S. Bankruptcy Code) or any other similar federal or state laws of general application for the relief of debtors, through the institution of appropriate proceedings, and such proceedings are continuing. Business Day: As defined in the Asset Purchase Agreement. CFPB: The Consumer Financial Protection Bureau, an independent federal agency operating as a part of the United States Federal Reserve System. Change Fee: A fee charged to a Mortgagor for a change in the terms of the Mortgagor’s Mortgage Loan. Closing Date: The Closing Date set forth in the Asset Purchase Agreement. Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 8.

-4- Code: The Internal Revenue Code of 1986, as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith. Collateral File: With respect to each Mortgage Asset, the documents referred to in Exhibit 8 and any additional documents pertaining to such Mortgage Asset required to be added to the related Collateral File pursuant to the terms of this Agreement. Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property or REO Property by exercise of the power of condemnation or the right of eminent domain. Confidential Information: Any and all confidential or proprietary information furnished or provided by a party to this Agreement (the “Disclosing Party”) or on its behalf by any of its officers, employees, members, affiliates, attorneys, financial advisors, or other representatives (the “Representatives”) in any form or medium (including written, electronic or oral) to the other party (the “Receiving Party”) or its Representatives, including without limitation any information related to the HomeSafe® Loan Product (including pricing information), customer or client lists or information, business plans and strategy, other product information, financial information or analyses, market information, policies, procedures, or intellectual property, or any analysis, summary, report, notes, or other product derived from the Confidential Information, whether prepared by the parties or their Representatives or any other individual or entity. Confidential Information includes Consumer Information. The term Confidential Information does not include information that (a) was, is or becomes publicly available other than as a result of a disclosure in breach of this Agreement by the Receiving Party or any of its Representatives, (b) was, is or becomes available to the Receiving Party or any of its Representatives on a non-confidential basis from a source other than the Disclosing Party or any of its Representatives, provided that such source is not known by the Receiving Party or its Representatives at the time of disclosure to be bound by a confidential relationship to the Disclosing Party with respect to such information, (c) was within the Receiving Party’s or any of its Representatives’ possession prior to being furnished by the Disclosing Party with respect to such information, or (d) is independently developed by the Receiving Party or any of its Representatives or on its behalf without including of any Confidential Information. Consumer Information: Any personally identifiable information in any form (written electronic or otherwise) relating to a Mortgagor, including, but not limited to: a Mortgagor’s name, address, telephone number, Mortgage Loan number, Mortgage Loan payment history, delinquency status, insurance carrier or payment information, tax amount or payment information; the fact that the Mortgagor has a relationship with the Seller, the Purchaser or the Originator of the Mortgage Loan; and any other non-public personally identifiable information (including any “nonpublic personal information” of the “customers” and “consumers” as those terms are defined in the GLBA). Custodial Account: One or more accounts created and maintained pursuant to Section 10, each of which shall be an Eligible Account.

-5- Custodial Agreement: With respect to any Mortgage Asset, the agreement governing the retention of the documents contained in the related Collateral File. Custodian: With respect to any Custodial Agreement, the custodian under such Custodial Agreement or its successor in interest or assigns, or any successor to the Custodian under such Custodial Agreement, as therein provided. Cut-off Date: With respect to each Mortgage Loan, the last day of the calendar month immediately preceding the Closing Date or such other date as mutually agreed upon by Seller and Purchaser. DBRS: DBRS, Inc. or any successor thereto. Discloser: A Party disclosing Confidential Information. Eligible Account: An account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated by any Rating Agency in one of its two highest long-term and its highest short- term rating categories, respectively, at the time any amounts are held on deposit therein. Eligible Accounts may bear interest. If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of any Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of any Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this Agreement shall be transferred to an Eligible Account within thirty (30) days of such downgrade. Encumbrance: As defined in the Asset Purchase Agreement. Fannie Mae: Fannie Mae or any successor thereto. Fannie Mae Guide: The Fannie Mae Reverse Mortgage Selling and Single Family Servicing Guide and all amendments and additions thereto. FDIC: The Federal Deposit Insurance Corporation, or any successor thereto. Federal Insurance: With respect to any Mortgage Asset, the related FHA Insurance Contract. FHA: The Federal Housing Administration, or any successor thereto. FHA Insurance Contract: With respect to any Mortgage Loan, the related insurance policy granted by the FHA under the applicable section of the National Housing Act. FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, including the HUD Handbook and other HUD

-6- issuances relating to mortgage loans insured by the FHA, including, without limitation, related handbooks, circulars, notices and mortgagee letters. FHFA: The Federal Housing Finance Agency, or any successor thereto. Financial Statements: As defined in the Asset Purchase Agreement. FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, as such may be amended from time to time. Fitch: Fitch Ratings or any successor thereto. Foreclosure Loan: A Mortgage Loan with respect to which, as of the applicable Closing Date, has been referred to an attorney for foreclosure or similar process. Fraud: As defined in the Asset Purchase Agreement. GAAP: Generally accepted accounting principles, consistently applied. GLBA: The Gramm-Leach-Bliley Act of 1999 as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith. Ginnie Mae: The Government National Mortgage Association, or any successor thereto. Ginnie Mae Guide: The Ginnie Mae Mortgage-Backed Securities Guide and all amendments or additions thereto, and any other applicable rules, regulations, requirements and guidelines of Ginnie Mae. Governmental Authority: As defined in the Asset Purchase Agreement. Governmental Permit: As defined in the Asset Purchase Agreement. HECM Loan: A Reverse Mortgage Loan originated pursuant to the HECM Program and insured by Federal Insurance. HECM Program: The HUD Home Equity Conversion Mortgage program. HMBS: A home equity conversion mortgage-backed security. HOEPA: The Home Ownership and Equity Protection Act of 1994, as amended. HUD: The United States Department of Housing and Urban Development or any successor thereto. HUD Handbook: The HUD Home Equity Conversion Mortgage Handbook 4235.1 Rev-1 and any subsequent revisions thereto.

-7- HUD HECM Guidelines: The regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD guidance relating to the Mortgage Assets, in each case, as may be amended from time to time, and including, without limitation, the HUD HECM Mortgagee Letters. HUD HECM Mortgagee Letters: The letters published by HUD from time to time that, among other things, provide for the implementation and interpretation of, and describe policy matters relating to, the HECM Program and the HUD Handbook. Index: As to any Adjustable Rate Mortgage Loan with respect to which the Mortgage Interest Rate is determined by reference to an index, the index identified on the Mortgage Asset Schedule and set forth in the related Mortgage Note for the purpose of calculating interest therein. Insurance Proceeds: With respect to each Mortgage Asset, proceeds of any insurance policies insuring the Mortgage Loan, the related Mortgaged Property or REO Property, including, with respect to each HECM Loan, all claims proceeds on the related FHA Insurance Contract. Insurer: FHA, and any insurer or guarantor under any hazard insurance policy, any federal flood insurance policy, any title insurance policy, any earthquake insurance policy, or any other insurance policy applicable to a Mortgage Asset or Mortgaged Property, and any successor thereto. KBRA: Kroll Bond Rating Agency, Inc., or its successors in interest. Liabilities: As defined in the Asset Purchase Agreement. Litigation Loan: A Mortgage Loan that, as of Closing Date, is involved in any action, suit or proceeding before a court, government agency or arbitrator. Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan or REO Property through trustee’s sale, foreclosure sale, REO Disposition or otherwise. Lock Date: As to any Mortgage Loan, the date on which the related interest rate is locked by the Seller. Losses: Any and all costs or expenses, losses (including any diminution or loss in the value of any Mortgage Loan, as determined by Purchaser in good faith), damages, deficiencies, claims, including costs of investigation, reasonable attorneys’ fees and disbursements, or other shortfalls in amounts reimbursed by the applicable Agency. LTV: With respect to any Mortgage Loan as of any date of determination, the ratio (expressed as a percentage) on such date of the unpaid principal balance of the Mortgage Loan, to the Appraised Value of the related Mortgaged Property. Material Adverse Effect: As defined in the Asset Purchase Agreement. Material Contract: As defined in the Asset Purchase Agreement.

-8- Maturity Date: The date on which a Maturity Event occurs. Maturity Event: With respect to a Mortgage Loan, the earliest “maturity event” as identified in the related Mortgage Note to occur. Maximum Claim Amount: The maximum amount payable under the Federal Insurance with respect to a Mortgage Asset (which amount excludes certain expenses incurred by the Seller and interest accrued at the related Mortgage Interest Rate up to the date that such Mortgage Loan became due and payable). MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto. MERS Loan: Any Mortgage Loan registered on the MERS® System. MERS Report: The report from the MERS® System listing MERS Loans and other information. MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS. MIN: The Mortgage Identification Number for any MERS Loan. MIP: For any Mortgage Loan, the mortgage insurance premium payable in respect of the Federal Insurance related to such Mortgage Loan. MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the Originator of such Mortgage Loan and its successors and assigns. Moody’s: Moody’s Investors Service, Inc. or its successor in interest. Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note. Mortgage Assets: Collectively, the Mortgage Loans and the REO Properties. Mortgage File: With respect to each Mortgage Asset, the Collateral File and the Servicing File, referred to collectively. Mortgage Interest Rate: With respect to each Mortgage Loan and as of any date of determination, the annual rate that interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note. Mortgage Loan: Each Reverse Mortgage Loan and HECM Loan subject of this Agreement. Mortgage Asset Schedule: The schedule of Mortgage Assets annexed to the Purchase Advice setting forth with respect to each Mortgage Asset the information required by the

-9- disclosure report format of the Purchaser set forth on Exhibit 3 hereto and such other fields as the Purchaser may reasonably request. Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor. Mortgaged Property: With respect to each Mortgage Loan, the Mortgagor’s real property securing repayment of a related Mortgage Note, consisting of an unsubordinated estate in fee simple in a single parcel or multiple contiguous parcels of real property improved by a Residential Dwelling. Mortgagor: The obligor on a Mortgage Note. Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Loan. OCC: The Office of the Comptroller of the Currency. Officer’s Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered. Originator: With respect to any Mortgage Loan, the Person(s) (as applicable) that (i) took the Mortgagor’s loan application, (ii) processed the Mortgagor’s loan application, and/or (iii) closed and funded the Mortgagor’s Mortgage Loan. Parties: The Seller and the Purchaser. Periodic Interest Rate Cap: As to any Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of Mortgage Note. Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. Pipeline Sale Agreement: As defined in the Asset Purchase Agreement. Principal Advance: Any Unscheduled Principal Advance. Principal Balance: As to each Mortgage Loan as of any date of determination, the outstanding and unpaid principal balance of the Mortgage Loan as of such date (including, without limitation all related servicing fees, Principal Advances, accrued interest and Servicing Advances to the extent permitted to be added to the principal balance of the Mortgage Loan) after giving effect to payments or recoveries of principal on or before such date.

-10- Principal Limit: With respect to each Mortgage Loan, the maximum principal amount that may be advanced under such Mortgage Loan (exclusive of any accrued interest), as set forth on the Mortgage Asset Schedule. Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, if any. Prior Servicer: Any Person that was a servicer or subservicer of any Mortgage Loan or REO Property before the Seller became the servicer of the Mortgage Loan, and any subservicer who has performed subservicing of the Mortgage Loans or the REO Property for the Seller. Privacy Laws: As defined in Section 31(b). Purchase Advice: An assignment and conveyance of the Mortgage Loans and REO Properties purchased on a Closing Date substantially in the form annexed hereto as Exhibit 6 (as such assignment and conveyance may be supplemented or modified from time to time upon mutual written agreement of the Parties). Purchaser: The Person identified as the “Purchaser” in the preamble to this Agreement or such Person’s permitted successors or assigns under this Agreement as herein provided. Qualified Appraiser: An appraiser licensed or certified by the applicable governmental body in which the Mortgaged Property is located in accordance with the requirements of FIRREA, who (to the extent required under Underwriting Guidelines) met the minimum requirements of HUD and was selected in accordance with Agency Requirements for selecting an independent appraiser, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan. Qualified Insurer: An insurance company duly qualified as such under the laws of the state in which the Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided, and (to the extent required under Underwriting Guidelines) approved as an insurer by Fannie Mae. Rating Agencies: Any of S&P, Moody’s, Fitch, DBRS, or KBRA, or any successor in interest thereto. Recipient: A Party receiving Confidential Information. REO Disposition: The final sale of any REO Property. REO Property: A Mortgaged Property acquired by or on behalf of the Purchaser. Requirements of Law: As defined in the Asset Purchase Agreement. Residential Dwelling: Any property that meets the requirements of the Underwriting Guidelines.

-11- Reverse Mortgage Loan: Each first lien, residential reverse mortgage loan sold, assigned and transferred to the Purchaser pursuant to this Agreement and the Purchase Advice and identified on the Mortgage Asset Schedule, which includes without limitation the Mortgage File, the Servicing Rights, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan. S&P: Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business or its successor in interest. Section 404 Notice: The notice, in the form approved by the Purchaser, required pursuant to Section 404 of the Helping Families Save Their Homes Act of 2009 (P.L. 111-22), which amends 15 U.S.C. Section 1641 et seq. Seller Board: As defined in the Asset Purchase Agreement. Servicing Advances: All customary, reasonable and necessary “out-of-pocket” costs and expenses incurred by the Seller in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property or REO Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions, (iii) the management and liquidation of REO Property, (iv) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property or REO Property, and fire and hazard insurance coverage, as required pursuant to Subsection 10.01(b) and (v) MIP payments paid to HUD with respect to any HECM Loan. Servicing Agreements: As defined in the MSRPA. Servicing File: Any and all documents (which may be in imaged form) customarily retained in a servicing or origination file, including, but not limited to, those documents listed on Exhibit 9 to this Agreement pertaining to any Mortgage Assets. Servicing Rights: Any and all of the following: (i) any and all rights to service and administer the Mortgage Loans; (ii) any and all right to receive servicing fees; (iii) all accounts and other rights to payment related to any of the property described in this paragraph; (iv) ownership, possession and use of any and all Servicing Files and servicing records pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans; (v) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights; and (vi) all rights, powers and privileges incident to any of the foregoing. Servicing Rights Transfer: Any sale or transfer of the Servicing Rights with respect to some or all of the Mortgage Loans by the Purchaser to a third party. Servicing Transfer Date: The Closing Date. Servicing Transfer Instructions: With respect to each Servicing Transfer Date, the servicing transfer instructions applicable to the such Mortgage Assets provided to the Seller by the Successor Servicer or the Purchaser and reasonably acceptable to the Seller.

-12- Subsidiary: As defined in the Asset Purchase Agreement. Successor Servicer: With respect to any Mortgage Asset, any Person (other than the Seller) that assumes the servicing responsibilities with respect to such Mortgage Asset. Underwriting Guidelines: With respect to each Mortgage Loan, the applicable underwriting guidelines specified in the Purchase Advice relating to the origination of such Mortgage Loan and including, with respect to each HECM Loan, all applicable HUD HECM Guidelines and FHA Regulations in effect as of the related date of origination. Unscheduled Principal Advance: With respect to each Mortgage Loan, any Change Fees, disbursements or payments of any set aside provided for in the related Mortgage Note or Mortgage, payments of any other amounts provided for in the related Mortgage Note or Mortgage and any appraisal fees, in each case paid by or on behalf of the Seller, all to the extent required or permitted by the terms of the related Mortgage Note and/or Mortgage to be included in the Principal Balance of such Mortgage Loan. Section 2. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on the Closing Date, the Mortgage Loans and REO Properties identified in a Mortgage Asset Schedule, inclusive of all Principal Advances, if any, made after the related Cut-off Date to and including the Closing Date and the Servicing Rights associated therewith, having an aggregate Principal Balance on the related Cut-off Date as set forth in the Purchase Advice. The Seller and the Purchaser hereby agree that the Mortgage Asset Schedule shall contain all Mortgage Assets owned by the Purchaser as of five (5) Business Days prior to the Closing Date. The Seller shall deliver all schedules contemplated by Exhibits 5-A, 5-B and 5-C at the time of delivery of the Mortgage Asset Schedule and such schedules shall form part of the Mortgage Asset Schedule for all purposes hereunder. The obligation of the Purchaser to purchase the Mortgage Assets from the Seller, and the Seller to sell the Mortgage Assets to the Purchaser, on the Closing Date is fully committed, subject only to subject to the satisfaction or waivers set forth in the Asset Purchase Agreement. Section 3. Consideration. Subsection 3.01 In consideration for the transfer and sale contemplated herein of the Mortgage Loans, on the Closing Date Purchaser shall deliver to Seller consideration as set forth in the Asset Purchase Agreement and the Purchaser will assume the Assumed Liabilities; provided, however, that the foregoing shall be subject to Seller’s indemnification and other obligations set forth in Article IX of the Asset Purchase Agreement. Subsection 3.02 The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased by the Purchaser (i) all recoveries of principal (including, without limitation, Principal Prepayments) collected on or after the Cut-off Date, (ii) with respect to each HECM Loan, all claims proceeds under the related FHA Insurance Contract and (iii) amounts allocable to servicing fee income and all interest accrued on the Mortgage Loan at the related Mortgage Interest Rate and all amounts collected in respect thereof, in each case, on and after the Cut-off Date.

-13- Subsection 3.03 If any amount paid pursuant to this Agreement is found to have been calculated or paid in error or is otherwise erroneous, the party discovering such error(s) shall promptly give notice to the other party and the parties shall cooperate in good faith to reconcile such error(s). Upon the reconciliation of any such error(s) by the parties, the party benefiting from the error shall promptly pay to the other party an amount sufficient to correct the error. Section 4. Examination of Mortgage Files. Prior to the Closing Date, the Purchaser shall be entitled to perform a full due diligence review of the Mortgage Assets and the related Mortgage Files prior to the Closing Date. In connection therewith, the Seller shall make the Mortgage Files available to the Purchaser for examination in either hard copy or digital format. The Purchaser shall have the right to conduct property inspections and obtain appraisal re-certifications, drive by appraisals or brokers price opinions. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Loans or the related Mortgage Files shall not affect the Purchaser’s (or any of its successors’) rights to remedy provided for in the Asset Purchase Agreement. Section 5. Conveyance from Seller to the Purchaser. Subsection 5.01 Conveyance of Mortgage Assets; Possession of Servicing Files. On the Closing Date, the Seller shall sell, transfer, assign, set over and convey to the Purchaser without recourse, but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Mortgage Assets listed on the Mortgage Asset Schedule, inclusive of the Servicing Rights, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Subsection 5.03 of this Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Asset to be purchased as set forth in this Agreement. Upon the related sale and transfer of a Mortgage Asset contemplated by this Agreement, the ownership of each related Mortgage Note, Mortgage and the contents of each related Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Asset prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement or if required under Applicable Law. The Seller shall provide to the Purchaser copies of all Servicing Files in a digital format in accordance with the Servicing Transfer Instructions. Notwithstanding anything contained in this Agreement to the contrary, in connection with the transfer of any MERS Loan, the Seller agrees that no later than five (5) Business Days after the Closing Date it will update the MERS® System to indicate that the Mortgage Loans, inclusive of Servicing Rights, have been transferred by the Seller to the Purchaser in accordance with this Agreement by including in such computer files the information required by the MERS® System to identify the Purchaser as owner and servicing rights owner of such Mortgage Loans. The Seller further agrees that it will not, unless directed otherwise by the Purchaser, alter the information

-14- referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement. With respect to the Mortgage and intervening Assignments of Mortgage related to any MERS Loan, the Seller shall, in accordance with Section 4, provide the Purchaser with the original recorded Mortgage with evidence of registration with MERS or, as applicable, the originals of all intervening Assignments of Mortgage with evidence of recording thereon prior to the registration of the Mortgage Loan with the MERS® System. No later than three (3) Business Days following the Closing Date, the Seller shall provide the Custodian and the Purchaser with a MERS Report with respect to any related MERS Loans reflecting all updates required by the Purchaser pursuant to the preceding paragraph. In the event the Seller’s membership in MERS is terminated for any reason and any of the Mortgage Loans then serviced by the Seller are MERS Loans, the Seller shall, upon the Purchaser’s request, prepare and cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser or its designee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan. On the Closing Date or at any time upon reasonable request by the Purchaser, the Seller shall furnish the Purchaser with limited powers of attorney (the number of which shall be determined by the Purchaser in its reasonable discretion) substantially in the form attached hereto as Exhibit 11 and such other documents necessary or appropriate to enable the Purchaser to correct any errors or incomplete or missing information with respect to Assignments of Mortgage and/or endorsements with respect to Mortgage Notes and related documentation with respect to the Mortgage Assets. Subsection 5.02 Books and Records. On the Closing Date, beneficial ownership of (i) each Mortgage and the related Mortgage Note and (ii) each REO Property shall be vested solely in the Purchaser. All rights arising out of the Mortgage Assets, inclusive of the Servicing Rights, including, but not limited to, all funds received by the Seller after the Cut-off Date on or in connection with a Mortgage Assets as provided in Section 3 shall be vested in the Purchaser. Any funds received on or in connection with a Mortgage Asset that belong to the Purchaser as provided in Section 3 shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Assets pursuant to the terms of this Agreement. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Assets. Subsection 5.03 Delivery of Collateral Files. The Seller shall, pursuant to a mutually agreed upon bailment process with the Custodian, prior to the Closing Date, deliver, in bailment subject to the transfer of the Mortgage Assets as contemplated by this Agreement, to the Custodian, the Collateral File with respect to each Mortgage Asset to be sold on such Closing Date. To the extent that any document required to be included in a Collateral File has been delivered for recording and have not yet been returned to the Seller by the applicable recording office, the Seller shall, promptly following receipt by it of such document from the applicable

-15- recording office, deliver such documents to the Purchaser or its Custodian; provided, however, that the Seller shall undertake commercially reasonable efforts to cause the original recorded document or a clerk certified copy thereof to be delivered to the Purchaser or the Custodian no later one hundred eighty (180) days following the Closing Date and any failure to deliver such files shall be subject to Section 9.2 of the Asset Purchase Agreement. Subsection 5.04. Section 404 Notices. Within thirty (30) days following the Closing Date, the Purchaser shall furnish to each applicable Mortgagor any Section 404 Notice required by Section 404 of the Helping Families Save Their Homes Act of 2009 (the “Helping Families Act”) in accordance with the provisions of the Helping Families Act and Applicable Law. Section 6. Representations and Warranties; Remedies for Breach. Subsection 6.01 Representations and Warranties Respecting the Seller. The Seller represents and warrants to the Purchaser as of the date of this Agreement and the Closing Date: (a) Due Organization and Good Standing. Seller is duly incorporated, validly existing, and in good standing under the laws of the State of California, with full power and authority to conduct its business as it is being conducted, and to perform all of its obligations under this Agreement and the Ancillary Agreements to which it is a party. Each of Seller’s Subsidiaries is a limited partnership, limited liability company or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Seller and its Subsidiaries is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification, except for those jurisdictions where the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect. Each such jurisdiction is listed on Schedule 3.1 of the Asset Purchase Agreement. Seller and its employees, agents and other personnel have, and at all relevant times have had, in full force and effect (without notice of possible suspension, revocation or impairment) all required qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which their activities with respect to the Mortgage Assets require them to have such qualifications, permits, approvals, licenses, and registrations. (b) Authority and Capacity. Seller has the requisite power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party. The execution, delivery and performance of this Agreement and the Ancillary Agreements by Seller to which it is a party have been duly authorized and approved by the Seller Board and the Seller’s stockholders and do not require any further authorization or consent of Seller, the Seller’s Board or Seller’s shareholders. This Agreement has been duly authorized, executed and delivered by Seller and is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, and each of the Ancillary Agreements to which it is a party has been duly authorized by Seller and, upon execution and delivery by Seller (assuming the due authorization, execution and delivery by the other parties thereto) will be a legal, valid and binding

-16- obligation of Seller, enforceable against Seller in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exceptions”).; (c) No Conflicts. Neither the execution and delivery by Seller of this Agreement, the Asset Purchase Agreement, the MSRPA, the Pipeline Sale Agreements or of any of the Ancillary Agreements or the consummation by Seller of any of the transactions contemplated hereby nor compliance by Seller with or fulfillment by Seller of the terms, conditions and provisions hereof or thereof will: (i) assuming that all necessary consents, approvals, authorizations and other actions described in Schedule 3.4(b) of the Asset Purchase Agreement have been obtained and all filings and notifications described in Schedule 3.4(b) of the Asset Purchase Agreement have been made and any applicable waiting period has expired or been terminated, result in a violation or breach of the terms, conditions or provisions of, or constitute, an event of default upon Seller, its Subsidiaries or any of the Assets of Seller or any of its Subsidiaries, under (i) any Governmental Permit, Material Contract, note, instrument, mortgage, lease, franchise or financial obligation to which Seller or any of its Subsidiaries is a party or by which any Purchased Asset is bound, (ii) the certificate of incorporation, bylaws or comparable governing documents of Seller and its Subsidiaries or (iii) any applicable Requirements of Law or privacy policies affecting Seller, any of Seller’s Subsidiaries, the Business or the Purchased Assets, other than any such violations, breaches, defaults, or Encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not prevent or materially impair or delay the consummation of any of the transaction; (ii) except as set forth on Schedule 3.4(b) of the Asset Purchase Agreement, require the approval, consent, authorization or act of, or the making by Seller or any of its Subsidiaries of any declaration, filing or registration with, any Governmental Authority; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon, the Servicing Rights or any of the Mortgage Loans except as created hereby. (d) Consents, Approvals and Compliance. There is no requirement applicable to the Seller to make any filing with, or to obtain any permit, authorization, consent or approval of, any Person as a condition to the lawful performance by the Seller of its obligations hereunder. The Seller is approved and in good standing as a seller and servicer for HECM Loans with Ginnie Mae and an approved HUD mortgagee, and is approved and in good standing with each applicable Insurer and no event has occurred which would make the Seller unable to comply with eligibility

-17- requirements or which would require notification to Ginnie Mae or an Insurer, as necessary and applicable. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with HUD or FHA requirements or which would require notification to HUD or FHA for which notice has not been provided. The Seller has not received any written notice from any Agency or other governmental authority that it intends to terminate or restrict the Seller’s status as an approved servicer in its programs for which the Seller is registered, approved or authorized. The Seller has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely affect the Mortgage Assets, the operations or financial condition of the Seller or its ability to perform its obligations hereunder. (e) Litigation. There is no pending or threatened Action against Seller or any of its Affiliates, directors, officers or employees that would be reasonably expected, individually or in the aggregate, to be material to the Business or that involves any challenge to, or seeks damages or other relief in connection with, this Agreement, the Asset Purchase Agreement, the Mortgage Loans Purchase Agreement or the Ancillary Agreements or in connection with the transactions contemplated hereby. All pending or threatened Actions against Seller and its Subsidiaries are listed on Schedule 3.11 of the Asset Purchase Agreement. (f) Bulk Sales. The transfer, assignment and conveyance of the Mortgage Assets by Seller pursuant to this Agreement is not subject to the Hart-Scott-Rodino Antitrust Improvements Act, or the bulk transfer or any similar statutory provisions in effect in any jurisdiction, the laws of which apply to such transfer, assignment and conveyance. (g) Insurance. (i) Schedule 3.18(a) to the Asset Purchase Agreement sets forth a true and complete list of all current insurance policies covering Seller and/or its assets, properties, employees and business, other than title or private mortgage insurance programs relating to any Mortgage Loans. Seller has provided Buyer with true and complete copies of all such policies. (ii) With respect to each insurance policy identified in Schedule 3.18(a) to the Asset Purchase Agreement, (i) such policy is legal, valid, binding, enforceable and in full force and effect and (ii) neither Seller nor any other party to the policy is in material breach or default thereunder (including with respect to the payment of premiums or the giving of notices) and no event has occurred that, with notice or the lapse of time, would constitute such a material breach or default, or permit any termination, modification or acceleration under such policy. Seller and its Subsidiaries have been covered during the past three (3) years by insurance substantially similar in scope to that listed in Schedule 3.18(a) to the Asset Purchase Agreement. Seller and its Subsidiaries have no self- insurance or co-insurance programs.

-18- (iii) Except as set forth on Schedule 3.18(c) to the Asset Purchase Agreement, there are no pending claims under any insurance policy of Seller or any of its Subsidiaries, relating to workers compensation or other covered employment-related claims, general liability, mortgage impairment, bond, D&O or E&O for which the maximum outstanding liability (including expenses) would reasonably be expected to be greater than $100,000. (h) Financial Statements. (i) Schedule 3.5(a) to the Asset Purchase Agreement contains the Financial Statements. (ii) The Financial Statements (i) have been prepared based upon the information contained in the books and records of Seller and its Subsidiaries, (ii) have been prepared in accordance with GAAP applied on a consistent basis as at the dates and for the periods presented (except, in the case of unaudited Financial Statements, the absence of footnote disclosures and normal year-end adjustments), and (iii) present fairly, in all material respects, the financial position and results of operations and cash flows of Seller and its Subsidiaries as at the dates and for the periods presented. (i) Except as set forth on Schedule 3.5(c) attached to the Asset Purchase Agreement, Seller and its Subsidiaries did not have, at the Balance Sheet Date, nor has Seller or any of its Subsidiaries incurred since that date, any Liabilities of any nature other than Liabilities, (i) which were accrued or reserved against and were reflected in the Financial Statements, (ii) which were incurred after the Balance Sheet Date in the ordinary course of business consistent with past practices, (iii) that have been discharged or paid in full prior to the date hereof, (iv) executory obligations to perform, in accordance with its terms, any Contract to which Seller or any of its Subsidiaries is a party, and (v) liabilities specifically disclosed on Schedule 3.5(c) to the Asset Purchase Agreement. (j) Ability to Perform; Solvency. Each of Seller and its Subsidiaries are able to pay their debts as they become due and own property which has a fair saleable value greater than the amounts required to pay their debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately following the Closing, each of Seller and its Subsidiaries will be solvent for all purposes under federal bankruptcy and applicable state fraudulent transfer and fraudulent conveyance Requirements of Law and the transactions contemplated by this Agreement do not constitute fraudulent transfers and fraudulent conveyances under such Requirements of Law. (k) Sale Treatment. Subject to Section 2.10 of the Asset Purchase Agreement, the Seller has determined that the disposition of the Mortgage Assets and the Servicing Rights pursuant to this Agreement will be afforded sale treatment for accounting purposes.

-19- (l) Fair Consideration. The consideration received by the Seller upon the sale of the Mortgage Assets and the Servicing Rights under this Agreement constitutes fair consideration and reasonably equivalent value for such Mortgage Assets and Servicing Rights; (m) No Accrued Liabilities. There are no accrued liabilities of the Seller with respect to the Mortgage Assets, the Servicing Rights or the servicing of the Mortgage Assets or circumstances under which such accrued liabilities will arise against the Purchaser as successor to the Mortgage Assets and the Servicing Rights or the servicing of the Mortgage Assets, with respect to occurrences prior to the Closing Date; (n) Audits. Since January 1, 2017, neither Seller nor any Originator or Prior Servicer has been the subject of an audit by any Agency or Insurer, which audit asserted a material failure to comply with Applicable Requirements; (o) No Regulatory Restrictions. As of the Closing Date, there are no contracts, settlement agreements, stipulations, awards, or consent orders entered into with or issued by any governmental authority or other party affecting the Mortgage Assets, the Servicing Rights or the servicing of the Mortgage Assets to which the Purchaser is or will be bound by or to nor shall the Seller enter into any such contracts, settlement agreements, stipulations, awards, or consent orders to which the Purchaser will be bound by or to following the Closing Date without the consent of the Purchaser; (p) MERS. The Seller is a member of MERS in good standing and is current in payment of all fees and assessment imposed by MERS; (q) Facts and Omissions. No representation, warranty or written statement made by the Seller in this Agreement, in any exhibits, schedules, amendments and supplements hereto, in any Purchase Advice and Mortgage Asset Schedules provided by the Seller to the Purchaser hereunder, contains or will contain any material misstatement of fact or will omit to state a material fact necessary in order to make the statements in light of the circumstances in which they are made not misleading; (r) No Regulatory Impediment. No Agency or Governmental Authority has raised to the Seller any outstanding material objection to the Seller’s potential sale of mortgage assets, which could be implicated by the consummation of the transactions contemplated by this Agreement; and Subsection 6.02 Representations and Warranties Regarding Individual Mortgage Assets. The Seller hereby makes the representations and warranties (x) set forth in Exhibit 5-A hereto with respect to each Reverse Mortgage Loan (including each HECM Loan) to the Purchaser as of the Closing Date, (y) set forth in Exhibit 5-B hereto with respect to each HECM Loan to the Purchaser as of the Closing Date and (z) set forth in Exhibit 5-C hereto with respect to each REO Property to the Purchaser as of the Closing Date. It is understood and agreed that the representations and warranties set forth in Subsections 6.01 and 6.02 (including Exhibits 5-A, 5-B and 5-C hereto) shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser.

-20- Subsection 6.03 Remedies for Breach of Representations and Warranties; Indemnification. Seller shall indemnify Purchaser for any claims and Losses arising under this Agreement, including any breach of the representations and warranties set forth in Subsections 6.01 and 6.02, pursuant to the Asset Purchase Agreement. Such indemnification shall be the sole remedy of the Purchaser with respect to any claims and Losses arising under this Agreement, including any breach of the representations and warranties set forth in Article VI. Section 7. Closing. The obligations of Purchaser under this Agreement on the Closing Date are subject to the satisfaction of each of the conditions set forth in Article VII of the Asset Purchase Agreement, and to the Asset Purchase Agreement not having been terminated. The obligations of Seller under this Agreement on the Closing Date are subject to the satisfaction of each of the conditions set forth in Article VIII of the Asset Purchase Agreement, and to the Asset Purchase Agreement not having been terminated. Subject to the foregoing conditions, the Purchaser shall convey to the Seller the consideration for the Mortgage Assets on such Closing Date as set forth in Section 3.01 and the Asset Purchase Agreement. Section 8. Reserved. Section 9. Costs. Except as expressly otherwise set forth herein, the Purchaser and the Seller shall each bear its own costs and expenses in connection with the purchase and sale of the Mortgage Assets hereunder, including any commissions due its sales personnel, the legal fees and expenses of its attorneys and any due diligence expenses, including Purchaser and Seller’s fees, costs, expenses and other amounts payable to or with respect to its advisors, consultants, accountants, attorneys, due diligence providers. Except as otherwise provided herein, Purchaser shall be responsible for any costs and expenses incurred in connection with the transfer and delivery of the Mortgage Assets, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage or for the correction and preparation of Assignments of Mortgage not prepared and delivered in recordable form, the cost of any recording service for recording such Assignments of Mortgage, fees for transferring ownership of any MERS Loans on the MERS System and for any Mortgage Asset that is not subject to an assignable life of loan flood zone service contract or tax service contract as of the Closing Date or which is subject to a flood zone service contract or tax service contract that is not acceptable to the Purchaser or the Successor Servicer, the cost incurred to obtain such a contract. Section 10. Reserved. Section 11. Reserved. Section 12. The Seller.

-21- Subsection 12.01 Merger or Consolidation of the Seller. Any Person into which the Seller may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Section 13. Reserved. Section 14. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally, sent by e-mail (receipt of which has been confirmed by telephone or in writing by the recipient) or when delivered by registered or certified mail (postage prepaid, return receipt requested) or by an internationally recognized overnight courier service addressed as follows: (i) if to the Seller: American Advisors Group 18200 Von Karman Ave., Suite 300 Irvine, California 92612 Attn: Chief Legal Officer Telephone: (657) 236-5468 E-mail: pkonovalov@aag.com with a copy (which shall not constitute notice) to: Latham & Watkins LLP 650 Town Center Drive, 20th Floor Orange County, CA 92626 Attn: Charles Ruck Telephone: (714) 755-8245 E-mail: Charles.Ruck@lw.com with a copy (which shall not constitute notice) to: Lowenstein Sandler 1 Lowenstein Drive Roseland, NJ 07068 Attention: Jonathan Wishnia Telephone: (646) 414-6797 E-mail: jwishnia@lowenstein.com (ii) if to the Purchaser:

-22- Finance of America Reverse LLC 8023 East 63rd Place, Suite 700 Tulsa, OK 74133 Attn: Kristen Sieffert, President Phone: (858) 224-0872 Email: ksieffert@fareverse.com With a copy to: Finance of America Companies Inc. 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attn: Legal Phone: (877) 202-2666 Email: larichmond@financeofamerica.com and mansi.desai@financeofamerica.com or to such other address as such party may indicate by a notice delivered to the other party in accordance herewith. Section 15. Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable Requirements of Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. Section 16. Execution in Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or sent by email in portable document format (PDF)) in counterparts, each of which shall be considered an original instrument, but all of which shall be deemed to constitute one and the same agreement, which agreement shall become effective when one or more counterparts have been signed by each of the Parties and delivered to all of the other Parties, it being understood that all Parties need not sign the same counterpart. Section 17. Governing Law; Waiver of Jury Trial; Specific Performance. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF DELAWARE. BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK, NEW YORK IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE ANCILLARY AGREEMENTS. IN ANY SUCH ACTION, EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

-23- REQUIREMENTS, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY ALSO AGREES THAT ANY FINAL, NON-APPEALABLE JUDGMENT AGAINST A PARTY IN CONNECTION WITH ANY ACTION MAY BE ENFORCED IN ANY COURT OF COMPETENT JURISDICTION, EITHER WITHIN OR OUTSIDE THE UNITED STATES. A CERTIFIED OR EXEMPLIFIED COPY OF SUCH AWARD OR JUDGMENT SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH AWARD OR JUDGMENT. EACH PARTY AGREES THAT ANY PROCESS OR OTHER PAPER TO BE SERVED IN CONNECTION WITH ANY ACTION UNDER THIS AGREEMENT SHALL, IF DELIVERED, SENT OR MAILED IN ACCORDANCE WITH SECTION 17(B), CONSTITUTE GOOD, PROPER AND SUFFICIENT SERVICE THEREOF. (b) EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PURCHASER, ON THE ONE HAND, AND SELLER, ON THE OTHER HAND, ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH. ANY OF THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. (c) The Parties agree that irreparable damage would occur in the event that any of the terms or provisions of this Agreement related to the transactions contemplated hereby were not performed in accordance with their specific wording or were otherwise breached. It is accordingly agreed that, notwithstanding anything to the contrary contained in this Agreement, each of the Parties shall be entitled to an injunction or injunctions and other equitable relief to prevent such breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States of America or any state having jurisdiction, such remedy being in addition to any other remedy to which any Party may be entitled at law or in equity. Each of the Parties hereto hereby waives (i) the defense that a remedy at law would be adequate and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief. Section 18. Intention of the Parties; Recharacterization. The parties to this Agreement intend the conveyance by the Seller to the Purchaser of all of its rights, title and interest in and to the Mortgage Assets and the related Mortgage Files, including all interest, principal and Insurance Proceeds received on or with respect to the Mortgage Assets (other than payments of principal and interest due and payable on the Mortgage Assets on or before the related Cut-off Date) to constitute a purchase and sale and not a loan secured by a pledge of the Mortgage Assets. Consequently, the sale of each Mortgage Asset shall be reflected as a sale on the Seller’s business records, tax returns and financial statements. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law

-24- and that the Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Seller’s right, title and interest in and to the Mortgage Assets and the related Mortgage Files. Section 19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors and permitted assigns. Neither the Seller nor the Purchaser may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party. Section 20. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. Section 21. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. Section 22. Nonsolicitation. As to each Mortgage Asset, after the Closing Date, the Seller agrees that it will not take any action or cause any action to be taken by any of its affiliates or by any independent contractors or independent mortgage brokerage companies on the Seller’s behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Asset for the purpose of refinancing such Mortgage Asset. Section 23. General Interpretive Principles. For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole, including all Annexes, Exhibits and Schedules attached to this Agreement; and (c) any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Agreement and are expressly waived by the Parties. Unless the context otherwise requires, references herein: (i) to Articles, Sections, Annexes, Exhibits and Schedules mean the Articles and Sections of, and the Annexes, Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended from time to time; (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules and regulations promulgated thereunder, in each case through the date of this Agreement; (iv) to terms defined in the singular have a comparable meaning when used in the plural and vice versa; (v) to words importing the masculine gender shall include the feminine and neutral genders and vice versa; (vi) to the word “or” is not exclusive; (vii) to the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”; (viii) to all accounting terms used herein but

-25- not expressly defined herein shall have the meanings given to them under GAAP and (ix) the word “threatened” shall mean “threatened in writing or, to the knowledge of Seller, otherwise threatened.”. The Annexes, Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. Section 24. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro- card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. Section 25. Reserved. Section 26. Further Agreements. Subject to, and not in limitation of, the provisions set forth elsewhere in this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party in doing, all things reasonably necessary, proper or advisable, including under the Applicable Requirements, to consummate and make effective the transactions contemplated hereby, including: (a) the satisfaction of the conditions precedent to the obligations of any of the parties; (b) the execution and delivery of such instruments, and the taking of such other actions, as the other party may reasonably require in order to carry out the intent of this Agreement and (c) delivering or performing all such further acts, deeds, assignments, transfers, conveyances, and assurances as may be required for the better vesting and confirming to Purchaser and its successors and assigns of title to the Mortgage Assets or as shall be necessary to effect the transactions contemplated hereby. From and after the Closing, Seller and Purchaser will execute and deliver, and will cause their respective Affiliates to execute and deliver, such further instruments of conveyance and transfer and take such other actions as might reasonably be requested by any Party to carry out the purposes and intent of this Agreement, including the acquisition of necessary authorizations or consents that were not required to be obtained by the Closing Date (or as to which delivery at the Closing Date was waived). Section 27. Protection of Confidential Information. Neither Party may disclose any Confidential Information to anyone else, provided, however, that the covenants contained in this Section 27 shall not apply to the following, subject to applicable privacy laws: (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of Seller or the Seller Principal in violation of the terms of this Section 27 ; (ii) information that is or becomes available to Seller from a third party who is not, to the knowledge of Seller at the

-26- time of receipt, bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligations of confidentiality to, Purchaser or any of their Affiliates or any other Person with respect to such information; or (iii) information that Seller is required to disclose by judicial or administrative process or by other Requirements of Law, including as reasonably necessary in connection with any dispute relating to this Agreement, the Ancillary Agreements and the transactions contemplated thereby; provided, however, that in the case of disclosure pursuant to the foregoing clause (iii), Seller shall notify Purchaser prior to such disclosure with reasonable advance notice so that Purchaser and/or its Affiliates may seek, at Purchaser’s sole expense, an appropriate protective order or waive compliance with the provisions of this Section 7.14. Notwithstanding anything to the contrary contained herein, Seller and the Seller Principal may disclose and otherwise provide information about the subject matter and the terms of this Agreement, the Ancillary Agreements and the transactions contemplated thereby to its employees, equityholders, accountants, financial or tax advisors, legal counsel and other advisors who are subject to customary obligations of confidentiality. Because of the unique and highly confidential nature of the Confidential Information, Recipient acknowledges and agrees that Discloser may suffer irreparable harm if Recipient breaches any of its obligations under this Section, and that monetary damages may be inadequate to compensate for such breach. Accordingly, in addition to any other rights and remedies that may be available to Discloser at law and in equity, Discloser shall be entitled to enforce the provisions of this Agreement by seeking injunctive relief, and Recipient shall not assert as defenses that an adequate remedy at law exists and/or that Discloser will not be irreparably harmed. “Confidential Information” of a Party shall mean: (i) the terms of this Agreement, (ii) information disclosed by Discloser relating to product development strategy and activity, marketing strategy, corporate assessments and strategic plans, pricing, financial and statistical information, accounting information, identity of suppliers, software, systems, processes, formulae, inventions, discoveries, policies, guidelines, procedures, practices, disputes or litigation, (iii) confidential, proprietary or trade secret information orally disclosed by Discloser and identified as such on the date of its first disclosure, with a written summary thereof provided to Recipient within thirty (30) days of disclosure, (iv) confidential, proprietary or trade secret information disclosed by Discloser that is clearly and conspicuously identified in writing as such at the time of its first disclosure, (v) confidential, proprietary or trade secret information disclosed by Discloser, which a reasonable person would recognize as such, (vi) information disclosed by Discloser relating to employees or contractors or customers which, if released, would cause an unlawful invasion of privacy, including, but not limited to (A) “Non Public Personal Information” as defined by Title V of the Gramm-Leach-Bliley Act (Public Law No. 106-102) and the regulations promulgated pursuant thereto which are applicable to a Discloser with regard to the customers and consumers of a Discloser and (B) “Consumer Information,” as defined by the Fair and Accurate Credit Transactions Act of 2003 (Public Law No. 108-159) and the regulations promulgated pursuant thereto, together with any other nonpublic personal information and identifying information of or about consumers, applicants, clients or customers protected under applicable state and local law, and (vi) any compilation or summary of information or data that contains or is based on Confidential Information. For purposes of this Agreement, and without limiting the generality of the foregoing, the Parties acknowledge and agree that (A) all Confidential Information disclosed by a Party shall be deemed to be the Confidential Information of such Party, including, but not limited to, third-party confidential, proprietary or trade secret information that such Party is

-27- obligated to protect, and (B) information shall be deemed to be disclosed by a Party if such information is disclosed by any of its partners, affiliates, officers, employees, directors, contractors, agents or representatives or is otherwise disclosed on behalf of such Party. For the avoidance of doubt, neither Party will provide Confidential Information that is prohibited from public disclosure except in accordance with 12 C.F.R. 510.5; provided, however, that “Confidential Information” (other than Consumer Information) of a Party shall not include information that: (i) is or becomes generally available to the public or widely known in the mortgage industry through no fault of Recipient (or anyone acting on its behalf); (ii) was, prior to disclosure by Discloser hereunder, known to Recipient free of any obligation to keep it confidential; (iii) is subsequently disclosed to Recipient by a third party who may rightfully transfer and disclose such information without restriction and free of any obligation to keep it confidential; or (iv) is independently developed by Recipient without reference to Discloser’s Confidential Information. Notwithstanding any provision to the contrary, Consumer Information with respect to the Mortgage Assets or related Mortgagors shall become Purchaser’s Confidential Information as of the Closing Date. Section 28. Survival. The Seller agrees that the representations, warranties and agreements made by the Seller herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on the Purchaser’s behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument as well as the Purchaser’s remedies with respect to such representations, warranties and agreements shall survive the delivery and payment for the Mortgage Assets in accordance with the Asset Purchase Agreement. Section 29. Time of the Essence. The Parties agree that time is of the essence in the performance of their respective obligations under this Agreement. Section 30. Entire Agreement. This Agreement, the Asset Purchase Agreement, the MSRPA and the documents delivered pursuant hereto and thereto (including the Ancillary Agreements (as defined in the Asset Purchase Agreement)) contain the entire understanding of the Seller and the Purchaser with regard to the subject matter contained herein or therein, and supersede all other prior representations, warranties, agreements, understandings or letters of intent between or among the Seller and the Purchaser. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Seller and the Purchaser. Section 31. Announcements. Neither Party shall, nor shall such Party permit any of its Affiliates to, without the approval of the other Party (including as to the content and time of the release and the media in which such statement or announcement is to be made), make any press release or other public announcement, statement or acknowledgement of the existence of, or reveal publicly the terms, conditions and

-28- status of, the transactions contemplated hereby; provided, however, that the foregoing shall not preclude communications or disclosures required by applicable Requirements of Law. [Signature page follows]

Signature page to Sale Agreement (Reverse, HECM and REO Properties) IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written. AMERICAN ADVISORS GROUP By: /s/ Reza Jahangiri ________________________ Name: Reza Jahangiri Title: Chief Executive Officer FINANCE OF AMERICA REVERSE LLC By: _/s/ Graham Fleming _____________________ Name: Graham Fleming Title: Chief Administrative Officer

EXHIBIT 1 RESERVED

EXHIBIT 2 RESERVED

EXHIBIT 3 CONTENTS OF MORTGAGE LOAN SCHEDULE With respect to any Reverse Mortgage Loan or Mortgage Loan related to an REO Property that is a Reverse Mortgage Loan, the following fields: (i) the Seller’s Mortgage Loan number; (ii) the Mortgagor’s name (including any co-mortgagors); (iii) the full street address, city, state and zip code of the Mortgaged Property or REO Property, as applicable; (iv) the Principal Limit of the Mortgage Loan; (v) a code indicating the type of Mortgaged Property or REO Property, as applicable; (vi) the Mortgage Interest Rate; (vii) the origination date of the Mortgage Loan; (viii) the unpaid principal balance of the Mortgage Loan as of the Cut-off Date; (ix) a code indicating the status of the Mortgage Loan (e.g., active, bankruptcy); (x) loan purpose; (xi) the Appraised Value; (xii) the applicable servicing fee; (xiii) the birth date of the Mortgagor (including any co-mortgagors); (xiv) the amount of any set-asides (including amounts with respect to taxes, insurances and repairs); (xv) a code indicating whether the Mortgaged Property is a single family residence, PUD, condominium, townhouse, manufactured home or log home; (xvi) with respect to each Adjustable Rate Mortgage Loan, the Index, the Adjustment Dates and the next Adjustment Date; (xvii) with respect to each Adjustable Rate Mortgage Loan, a code indicating the type of adjustable rate Adjustable Rate Mortgage Loan (i.e. monthly adjusting, annually adjusting, etc.);

(xviii) with respect to each Adjustable Rate Mortgage Loan, the lifetime Mortgage Interest Rate cap and Periodic Interest Rate Caps; (xix) whether such Mortgage Loan is a HECM; (xx) whether such Mortgage Asset is a REO Property; (xxi) whether such Mortgage Loan is a MERS Loan; (xxii) whether such Mortgage Loan is a Bankruptcy Loan, Foreclosure Loan or Litigation Loan; (xxiii) real property type of such Mortgaged Property; and (xxiv) any outstanding Servicing Advances. With respect to any HECM or Mortgage Loan related to an REO Property that is a HECM, the following fields: LFLoanNumber ServicingLoanNumber Document Custodian Origination Channel Loan Status FHA Case Number ADP FHA Suffix FHA Insurance Active (Y/N) Loan Type Payment Type Interest Type Funding Date Closing Date Property Type Original Total UPB Current Total UPB OriginalPrincipalLimit CurrentPrincipalLimit Original Net Principal Balance Current New Principal Balance Max Claim Amount Property Appraised Value – Origination Property Appraisal Date – Origination Original Service Fee Set Aside Current Service Fee Set Aside Original Repairs Set Aside Current Repairs Set Aside Original First Year Prop Charge Set Aside

Current First Year Prop Charge Set Aside Original Taxes and Insurance Set Aside Current Taxes and Insurance Set Aside Original Line of Credit Reserve Current Line of Credit Reserve Net Line of Credit Service Fees Monthly Payments Term no of Months Term no of Months Left Beginning Interest Rate Current Interest Rate Expected Average Interest Rate Interest Rate Index Interest Rate Margin Interest Reset Frequency Total Draws Prop Address Prop City Prop State Prop Zip Code Property Inspection Last Date Repair Comp Cert Date Repair Expected Comp Date Repairs Expected Borrower Birth Date Initial MIP Flood Zone New Interest Rate Change Current MIP Total Prepays Repair Disbursements Default Balance Borrower Date of Death CoBorrower Date of Death Servicer Notification of Death HUD Notified of Death Date Late Notice of Death Extension Approval Date Late Notice of Death Extension Expiration Date Property Current Appraisal Date Property Current Appraisal Value Due&Payable Appraisal Amount Due&Payable Appraisal Date Foreclosure Appraisal Received Date FCL Appraisal Date FCL Appraisal Value

Short Sale Appraisal Date Short Sale Appraisal Value D&P Appraisal Order Date DIL Appraisal Date DIL Appraisal Value Prop. Preserv. Last Property Inspection Date DIL Offer Results Description DIL Date of Referral DIL Estimated Completed Date Default Type Description Default Date Eligible D&P Date FCL 1st Legal Deadline Date FCL 1s Legal Adjusted Due Date FCL 1st Legal Completed Date First Legal Extension Table HUD First Legal Notification Date FCL Sale Date Called Due Type Description Due&Payable Demand Letter Sent Date Called Due Date D&P Request Date HUD D&P Approved Date Claim Filed Date CoBorrower Date of Birth Date of First Interest Rate Change MIP Rate Estimated Date of 98% MCA Property MIC Endorse Date GNMA Loan Number DueAndPayable UPB FCL Attorney Loss Mitigation Flag Loss Mitigation Type Litigation Flag Litigation details BK Flag BK Type BK 7 Filing Date BK 13 Filing Date BK 7 Dismissed Date BK 13 Dismissed Date NBS Flag NBS Revoked Date REO Status Days in Premarketing status

Days Under Contract Days on Market Eviction Initiation Date Eviction Completed Date Vacant date Redemption/Confirmation/Ratification Date Latest BPO value Latest BPO date Latest appraisal value Latest appraisal date Estimated Close Date, if Under Contract Contract Price, if Under Contract Current List Price Marketable Title Date Hud 6-month deadline extension, if any ABC Date REO Closing Date Initial Claim Filed Date Initial Claim Settlement Date DBI Rate FHA Case Issued Date FCL Deed Record Date DIL Recorded Date HUD Indemnification Flag HUD Indemnification Expiration Date, if applicable Tax Deferral Flag (Y/N) Current Occupancy Data (Occupied/Vacant) Last Occupancy Inspection Date If Vacant, First Date of Vacancy Borrower Gender CoBorrower Gender Initial HMBS Pool Unsecuritized Balance Date of Next Interest Rate Change Arm Cap (should be 5 for annual, 5 or 10 for monthly) Lookback (should be 30 for ARMs) Periodic Cap (Should be 2 for annual, 99 for monthly) Initial Monthly Payment (For loans in 12 months initial lockout) 1st Year Tax/Insurance Payment 1st Year Available LOC Product Description (ex Monthly CMT 10 Cap) Weighted Average Outstanding HMBS Servicing Strip (not just 36bps) Floor Rate Ceiling Min Rate Int Rate Change Cap

Bankruptcy Loan Foreclosure Loan Litigation Loan Non-Certified Pool Non-Poolable Tail Poolable Tail

EXHIBIT 4 RESERVED

EXHIBIT 5-A REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL REVERSE MORTGAGE LOANS The Seller hereby represents and warrants to the Purchaser that, as to each Reverse Mortgage Loan (including HECMs), as of the Closing Date: (a) Property Valuation. The Mortgage File contains an Appraisal of the related Mortgaged Property in a form acceptable under Underwriting Guidelines and in conformity with the Uniform Standards of Professional Appraisal Practice (“USPAP”) standards and satisfies applicable legal and regulatory requirements (including Title XI of FIRREA). The selection of the appraiser performing the property valuation was made independently of the broker (where applicable) and the Originator’s loan sales and loan production personnel. The Appraisal was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser (1) who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and otherwise satisfied all requirements for appraiser independence under Applicable Law, (2) whose compensation or flow of business is not affected by the approval or disapproval of the Mortgage Loan, and (3) who met the minimum qualifications of HUD (to the extent required under Underwriting Guidelines) and Title XI of FIRREA, all as in effect on the date the Mortgage Loan was originated. The property valuation was not derived from an automated valuation model (AVM). The LTV of each Mortgage Loan is 100% or less at the later of (i) the time of the origination of the Mortgage Loan or (ii) if such Mortgage Loan has been modified other than as a result of a default or reasonably foreseeable default, the time of such modification. (b) Reverse Mortgages. Each Mortgage Loan (1) provides that any Principal Advance and accrued interest increases the Principal Balance of Mortgage Loan and is secured by an interest in the same Mortgaged Property as the Mortgage Loan, (2) provides that all payments due under the Mortgage Loan are due only upon the Maturity Date, and (3) has a Maturity Date based on the time at which the Mortgagor ceases to use the Mortgaged Property as a personal residence or fails to meet the other requirements of the Note. (c) Occupancy. As of the date of origination, the Mortgaged Property was lawfully occupied by the Mortgagor under Applicable Law and, except in the case where the Mortgagor is deceased or no longer lives at the Mortgaged Property, as of the Closing Date, the Mortgaged Property is lawfully occupied by the Mortgagor; the Mortgaged Property is owned by and is the primary residence of the Mortgagor. (d) Data. The information set forth in the Mortgage Asset Schedule is complete, true and correct and accurately reflects the information contained in the Seller’s records (including, without limitation, the related Mortgage Files). (e) Fraud. No material fraud, misrepresentation, or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Originator or the Seller or, to the best of Seller’s knowledge, the Mortgagor, any appraiser, any title company, any closing or settlement agent, any realtor, any correspondent or any other party involved in the solicitation, origination or servicing of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan or in connection with the sale of such Mortgage Loan to the Purchaser, and there are no circumstances existing with respect to the Mortgage Loan which would permit the primary mortgage guaranty insurer to deny coverage under any insurance policy. Neither the Seller nor any other party involved in the solicitation, origination or servicing of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan has made any representations to the Mortgagor that are inconsistent with the Mortgage Loan documents. (f) Underwriting. Each Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines specified in the Purchase Advice. Any exceptions permitted by the applicable Underwriting Guidelines have reasonable and documented compensating factors included in the related Mortgage File. (g) Compliance with Applicable Laws. All requirements of any Applicable Law including, without limitation, all applicable predatory and abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair credit reporting, unfair collection practices, equal credit opportunity or fair housing and disclosure laws applicable to the solicitation, origination, servicing and collection of the Mortgage Loan associated with such Mortgage Loan have been complied with in all material respects, the Mortgagor received all disclosure materials required by Applicable Law with respect to the making of the Mortgage Loan. The Seller has conducted appropriate due diligence in connection with each Mortgage Loan in compliance with the Anti-Money Laundering Laws and determined the legitimacy of the relevant Mortgagor, including verification that the Mortgagor is not the subject of any economic or trade sanctions maintained by the United States. (h) The Mortgagor. Except as set forth on Schedule 5-A(h), the Mortgagor is one or more natural persons aged sixty-two (62) or older who is not deceased and (to the extent required under Underwriting Guidelines) is otherwise an eligible borrower under the HUD Handbook. Except as set forth on Schedule 5-A(h), for each Mortgage Loan where the related Mortgagor was married, both the Mortgagor and the spouse were co-borrowers with respect to the Mortgage Loan and both executed all of the related Mortgage Loan Documents and the Principal Limit on the Mortgage Loan was based on the age of the younger spouse. (i) Ownership; No Prior Liens. The Seller, or MERS as nominee for the Seller, is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good, indefeasible and marketable title thereto and has full right and authority to transfer, assign and sell the Mortgage Loan to the Purchaser. The Seller is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan. Each sale of the Mortgage Loan from any prior owner or the Seller was in exchange for fair equivalent value, and the prior owner or the Seller, as applicable, was solvent both prior to and after the transfer and had sufficient capital to pay and was able to pay its debts as they would generally mature. Following the sale of the Mortgage Loan to the Purchaser, the Purchaser will be entitled to hold such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim (including, but not limited to, any preference or fraudulent transfer claim), or security interest except any such interest created pursuant to or in accordance with the terms of this Agreement or the transactions contemplated by the Asset Purchase Agreement. (j) Enforceability and Validity of Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien and first priority security interest on the Mortgaged Property and all buildings, installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings and including all improvements, additions, alterations and replacements made at any time with respect to the Mortgaged Property. The lien of the Mortgage is subject only to: (i) the lien of current real property taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the Originator of the Mortgage Loan and (1) referred to or otherwise considered in the Appraisal made for the Originator of the Mortgage Loan and (2) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such Appraisal; and (iii) other matters to which like properties are commonly subject which do not individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered to the Purchaser or its designee with any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein, and the Seller has full right to sell and assign the same to the Purchaser. The Mortgage has been recorded or is in the process of being recorded in the appropriate jurisdiction wherein such recordation is required to perfect the lien for the benefit of the Purchaser. The related Mortgaged Property was not, at the time of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt, or other security instrument creating a lien senior to the lien of the Mortgage. (k) Delivery of Mortgage Files. The Collateral Files for the Mortgage Loans have been delivered to the Custodian and are complete, except as noted in the Custodian’s certification provided to and approved by the Purchaser. The Mortgage File for each Mortgage Loan has been delivered to Purchaser (or its designee). Each Mortgage File contains each of the documents and instruments, including all necessary documentation of the chain of title for such Mortgage Loans, which are required to be maintained under the Applicable Requirements and with respect to a HECM Mortgage Loan, necessary in order to assign such Mortgage Loan and to make any FHA claim related thereto. The Servicing File for each Mortgage Loan contains all documents and instruments required by the Applicable Requirements for servicing such Mortgage Loan in all material respects in accordance with Applicable Requirements. (l) No Prior Modifications, Satisfaction, Cancellation or Rescission. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any material respect. No Mortgagor has been released, in whole or in part, from the terms of the Mortgage Note and the Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the

Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor. (m) Satisfaction of All Necessary Payments. Except as set forth on Schedule 5-A(m), all taxes, governmental assessments, insurance premiums, ground rents, water, sewer and municipal charges, which previously became due and owing have been paid by the Mortgagor. There is no obligation on the part of the owner of such Mortgage Loan to make any Principal Advance which has not been made. (n) Property Condition. Except as set forth on Schedule 5-A(n), the Mortgaged Property is in good repair and undamaged by waste, fire, earthquake or earth movement, windstorm, hurricane, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and such Mortgaged Property is in substantially the same condition it was in at the time the most recent Appraised Value was obtained. There is no proceeding pending or, to the best of the Seller’s knowledge, threatened for the total or partial condemnation of the related Mortgaged Property. (o) No Mechanics’ Liens. To the best of the Seller’s knowledge, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage. (p) Compliance with Zoning; No Encroachments. The Mortgaged Property consists of a fee simple estate in real property or other real property type allowed under Underwriting Guidelines as disclosed to Purchaser. Except as insured against by the title insurance policy referenced in clause (u) below, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation and the Seller has not received any notice of noncompliance with any use or occupancy law, ordinance, regulation, standard, license or certificate with respect to the Mortgaged Property. (q) Certificate of Occupancy. The Mortgaged Property is lawfully occupied under Applicable Law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and no Person has received any notice regarding any noncompliance with any use or occupancy law, ordinance, regulation, standard, licenses or certificates with respect to such Mortgaged Property. (r) Validity of Mortgage Loan Documents. The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium, other similar laws affecting the enforcement of creditor’s rights generally, and other principles of equity affecting the rights of creditors generally, whether considered in a proceeding at law or in equity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgage Note and the Mortgage and related documents are in a form required by, or acceptable under, the Underwriting Guidelines. (s) Imaged Documents. The imaged Mortgage File contains true, complete, and correct copies of the original documents in all respects, including, but not limited to, all signatures conforming with the signatures contained in the original documents, no information having been added or deleted, and no imaged documents in the Mortgage File have been manipulated or altered in any manner. Each imaged document is clear and legible, including, but not limited to, accurate reproductions of photographs. No original documents have been or will be altered in any manner. (t) Full Disbursement of Proceeds. All Principal Advances and Servicing Advances made on or prior to the related Cut-off Date have been made in a timely fashion and in accordance with the terms of the Mortgage Note and (to the extent required under Underwriting Guidelines) the provisions of the HUD Handbook. Any and all requirements as to completion of any on-site or off-site improvements and/or repairs and any and all requirements as to disbursements of set- aside funds for such improvements and/or repairs have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage. Any Principal Advances made and interest accrued prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate reflected on the Mortgage Asset Schedule. (u) Title Insurance. The Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy acceptable to HUD (to the extent required under Underwriting Guidelines) or other generally acceptable form of policy of insurance, issued by a Qualified Insurer, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (i), (ii) and (iii) of clause (j) above. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of such lender’s title insurance policy. The Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the consummation of the purchase of the Mortgage Loans as contemplated by this Agreement. The assignment to the Purchaser of the Seller’s interest in such lender’s title insurance policy does not require any consent of or notification to the title insurer that has not been obtained or made. No claims have been made under such lender’s title insurance policy except as set forth on Schedule 5-A(u), and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(v) Hazard and Flood Insurance. All buildings on the Mortgaged Property(and any fixtures, equipment or other personal property, if financed by the Mortgage Loan) are insured by a Qualified Insurer against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards required (to the extent required under Underwriting Guidelines) to be covered by HUD or are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to Accepted Servicing Practices and this Agreement, in an amount which is not less than the lesser of one hundred percent (100%) of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium unit or a unit in a planned unit development, it is included under the coverage afforded by a blanket policy acceptable (to the extent required under Underwriting Guidelines) to HUD for such project in an amount which is not less than the lesser of one hundred percent (100%) of the insurable value of such unit and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis (including coverage for the replacement of any improvements or betterments to such condominium unit or unit in a planned unit development). If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier and such policy (to the extent required under Underwriting Guidelines) conforms to the requirements of HUD. Such flood insurance policy is in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the related Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended, and the Biggert-Waters Flood Insurance Reform Act of 2012. If the Mortgaged Property is a condominium or a unit in a planned unit development, it is included under the flood coverage afforded by a blanket or other policy acceptable to HUD (to the extent required under Underwriting Guidelines). All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. Each force-placed insurance policy was obtained in accordance with Accepted Servicing Practices and complies with Applicable Law. No such insurance policy may be reduced, terminated or canceled without thirty (30) days’ prior written notice to the mortgagee and no such notice has been received by any person. All premiums due and owing on such insurance policies have been paid. (w) No Default. Except as set forth on Schedule 5-A(w), there is no breach, default or Maturity Event (other than the death of the Mortgagor or non-occupancy of the related Mortgaged Property by the Mortgagor) existing under the terms of the Mortgage or the Mortgage Note or event of acceleration existing under the terms of the Mortgage or the Mortgage Note and, to the best of the Seller’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would reasonably constitute such a default, breach, violation, Maturity Event (other than the death of the Mortgagor or non-occupancy of the related Mortgaged Property by the Mortgagor) or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, Maturity Event or event of acceleration. (x) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. (y) Customary Provisions. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption (other than under the Servicemembers Civil Relief Act or similar state or local laws) available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property. (z) No Shared Appreciation. The Mortgage Loan does not allow for the Mortgagee to share in any appreciation of the value of the Mortgaged Property. (aa) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Asset Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development or a townhouse, or other property type permitted under the Underwriting Guidelines; provided, however, (to the extent required under Underwriting Guidelines) that any residence shall conform with the HUD Handbook requirements regarding such dwellings. None of the Mortgaged Properties are log homes, mobile homes, manufactured homes, geodesic domes, mixed-use properties or other unique property types. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial or mixed-use purposes and since the date of such Appraisal, no portion of the Mortgaged Property has been used for commercial or mixed-use purposes. (bb) Doing Business. All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located and (2)

either (A) organized under the laws of such state, (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state. (cc) No Violation of Environmental Laws. At the time of origination, the Mortgaged Property was in compliance with all then-applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos. The Mortgaged Property is free from any and all toxic or hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation including, without limitation, asbestos and mold, and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. (dd) Insurance Coverage Not Impaired. No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy, title policy, other insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, kickback or other compensation has been or will be received by any person including the Originator or the Seller or any designee of the Originator or the Seller or any corporation in which the Originator or the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance. (ee) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under Applicable Law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the mortgagee to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor. (ff) Recordation of Mortgage. Except as provided below and for each Non-MERS Loan, the related original Mortgage is recorded or has been submitted for recordation in the jurisdiction in which the related Mortgaged Property is located. With respect to each Mortgage that is not recorded in the name of MERS or its designee pursuant to the terms of this Agreement, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form (other than the name of the assignee if in blank) and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located. With respect to each MERS Loan, the related Mortgage or Assignment of Mortgage has been duly and properly recorded in the name of MERS or its designee, or has been delivered for recording to the applicable recording office. (gg) Acceleration of Payments. The Mortgage contains an enforceable provision, to the extent not prohibited by Applicable Law as of the date of such Mortgage, for the acceleration of the payment of the outstanding principal balance of the Mortgage Loan in the event of a Maturity Event.

(hh) Leaseholds. No Mortgage Loan is secured by a leasehold interest. (ii) Predatory Lending. No Mortgage Loan is a High Cost Loan, Covered Loan, as applicable (as each such term is defined in the then-current Appendix E to Standard & Poor’s LEVELS® Glossary of Terms (the “LEVELS Glossary”)) or any other similarly designated loan as defined under any state, local or federal law, as defined by applicable predatory and abusive lending laws. No Mortgage Loan is subject to the provisions of HOEPA. (jj) Required Counseling. The related Mortgagor has received all independent counseling required pursuant to the Underwriting Guidelines. (kk) Servicing and Collection Practices. The servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, any Applicable Laws, rules and regulations and in accordance with the terms of the Mortgage Note, Mortgage and other loan documents, whether such servicing was done by the Seller, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing. (ll) Servicemembers Civil Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested by or allowed to the Mortgagor, under the Servicemembers Civil Relief Act or any similar state law or local laws. (mm) Single Premium Credit Life Insurance. No Mortgagor was required to purchase any credit life, credit disability, credit unemployment, credit property, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit life, credit disability, credit unemployment, credit property, accident or health insurance policy in connection with the origination of the Mortgage Loan. None of the proceeds of the Mortgage Loan were used to purchase or finance single-premium credit insurance policies as part of the origination of, or as a condition to the closing, such Mortgage Loan. (nn) No Mandatory Arbitration. Neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction. (oo) Interest Calculation. Interest on each Mortgage Loan is calculated on an “actual/actual” basis. (pp) Points and Fees. All points, fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan, were disclosed in writing to the related Mortgagor in accordance with Applicable Law. No Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than the maximum amount permitted by Applicable Law. For purposes of this representation, “points and fees” (a) include origination, underwriting, broker and finder’s fees and other charges that the lender imposed as a condition of making the loan, whether they are paid to the lender or a third party, and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; and other miscellaneous fees and charges, which miscellaneous fees and charges, in total, do not exceed 0.25 percent (0.25%) of the loan amount. (qq) Sole Collateral. The Mortgage Note is not and has not been secured by any collateral other than the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above, and such collateral does not serve as security for any other obligation. (rr) Reserved. (ss) No Annuity. In connection with the origination of each Mortgage Loan, the Seller did not require the related Mortgagor to purchase an annuity. In addition, the Seller has not offered an annuity to any Mortgagor and has not referred any Mortgagor to anyone for the purchase of an annuity. (tt) Tax Service Contracts. Unless otherwise agreed upon by the Seller and the Purchaser, each Mortgage Loan is covered by a life of loan, transferable real estate tax service contract acceptable and assignable to the Purchaser. (uu) Flood Certifications. Unless otherwise agreed upon by the Seller and the Purchaser, each Mortgage Loan is covered by a life of loan, transferable flood certification contract acceptable and assignable to the Purchaser. (vv) No Recourse. Each Mortgage Loan is without recourse to the related Mortgagor. (ww) Pledged Asset Mortgage Loans. The Mortgage Loan is not a “pledged asset” mortgage loan.

EXHIBIT 5-B REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL HECM LOANS The Seller hereby represents and warrants to the Purchaser that, as to each HECM Loan, as of the Closing Date: (a) Reserved. (b) Reserved. (c) FHA Insurance. Except as set forth on Schedule 5-B(c), each Mortgage Loan is fully insurable by the FHA up to the Maximum Claim Amount, which insurance is in full force and effect and, except to the extent such FHA insurance is no longer valid because such Mortgage Loan is subject to an initial claim that has been paid in full by HUD prior to the Closing Date, as of the Closing Date, all prior transfers, if any, of such Mortgage Loan have been, and the transactions herein contemplated are, in compliance with all applicable HUD HECM Guidelines. No Mortgage Loan is subject to any defect that could diminish or impair the FHA insurance and no circumstances exist with respect to the Mortgage Loans that could permit the FHA to deny coverage, in whole or in part, under the related FHA insurance. The related FHA insurance policy calls for the assignment of the Mortgage Loan to HUD as opposed to the co-insurance option. The entire amount of all insurance premiums due on or before the Closing Date has been duly and timely paid to the FHA and no portion is shared by the Seller. (d) Reserved. (e) Reserved. (f) Property Condition. Except as disclosed on the Mortgage Asset Schedule, to the best of the Seller’s knowledge, no Mortgage Loan is a mortgage loan with respect to which the related Mortgaged Property has suffered damages due to fire, flood, windstorm, earthquake, tornado, hurricane or any other similar casualty (and which physical damage (A) is not covered in full by a hazard or flood insurance policy (or other similar insurance policy) for such Mortgaged Property as determined by the Seller in good faith and (B) could adversely affect (i) the value or marketability of such mortgage loan or Mortgaged Property, (ii) the eligibility of the Mortgage Loan for FHA insurance, or (iii) the full principal recovery of the insurance or guaranty benefits under the applicable FHA insurance or the conveyance of the related Mortgaged Property in accordance with the HUD HECM Guidelines). To the best of the Seller’s knowledge, there is no proceeding pending for the total or partial condemnation of, or eminent domain with respect to, any Mortgaged Property. (g) Servicing and Collection Practices. The servicing and collection practices used by the Seller and each subservicer, and, to the best of the Seller’s knowledge, any prior originator or servicer since origination with respect to each mortgage note and mortgage, have complied with applicable state and federal law, the HUD HECM Guidelines and the documents relating to the Mortgage Loan.

(h) No Satisfaction, Cancellation or Rescission. Each Mortgage has not been satisfied, cancelled, rescinded or subordinated, in whole or, except as permitted under the applicable HUD HECM Guidelines, in part, and the related Mortgaged Property has not been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would result in any such release, cancellation, subordination or rescission. (i) Reserved. (j) Reserved. (k) Title Insurance. Each Mortgage Loan is covered by either (A) an attorney’s opinion of title and abstract of title the form and substance of which is acceptable to the FHA or (B) an ALTA mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to the FHA, issued by a title insurer acceptable to the FHA and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller and its successors and assigns, as to the first priority lien of the related mortgage in the original principal amount of the Mortgage Loan, subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the updated appraised value of the Mortgaged Property set forth in such appraisal, and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Such lender’s title insurance policy affirmatively insures ingress and egress and insures against encroachment by or upon the related Mortgaged Property or any interest therein. No claims have been made under any such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of any such lender’s title insurance policy. (l) Reserved. (m) Reserved. (n) Reserved. (o) Reserved. (p) Full Disbursement of Proceeds. All Principal Advances and Servicing Advances made on or prior to the related Cut-off Date have been made in a timely fashion and in accordance with the terms of the mortgage note and the provisions of the HUD HECM Guidelines. All costs, fees and expenses incurred in the making, closing or recording of such Mortgage Loan have been paid and the related Mortgagor is not entitled to any refund of any amounts paid or due under the related Mortgage Note or Mortgage. (q) HECM Loans. Each Mortgage Loan (1) provides that any Principal Advance increases the Principal Balance of Mortgage Loan and is secured by an interest in the same

Mortgaged Property as the Mortgage Loan, (2) provides for a principal limit in accordance with the HUD HECM Guidelines, (3) contains provisions that do not permit recourse against the Mortgagor, (4) provides that all payments due under the Mortgage Loan are due only upon the final maturity date of such Mortgage Loan, and (5) has a final maturity date based on events in accordance with the HUD HECM Guidelines. (r) Servicing Fee. Each Mortgage Loan provides for a servicing fee within the limits prescribed by the HUD HECM Guidelines. (s) Reserved. (t) OFAC. No Mortgage Loan is (A) subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC” and such regulations, the “OFAC Regulations”) or (B) in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the penalties provided for in such Executive Order or the OFAC Regulations, is the subject of any sanctions administered by OFAC, or listed as a “blocked person” for purposes of the OFAC Regulations. (u) Reserved (v) Reserved. (w) Reserved. (x) Reserved. (y) Reserved.

EXHIBIT 5-C REPRESENTATIONS AND WARRANTIES REGARDING REO PROPERTIES The Seller hereby represents and warrants to the Purchaser that, as to each REO Property, as of the Closing Date: (a) Data. The information with respect to such REO Property set forth in the Mortgage Asset Schedule is true, correct and complete in all material respects. (b) Ownership; No Prior Liens. To the extent such REO Property has not been liquidated prior to the Closing Date, the Seller is the sole and lawful owner of each REO Property, had good and marketable title thereto, free and clear of any Lien (other than any Lien that shall be released or assumed by the Purchaser on the Closing Date) and had the full right and authority to sell, assign and transfer such REO Property to Purchaser, hereunder, subject to no interest or participation in, or agreement with any other Person to sell or otherwise transfer such REO Property to such Person. Upon the conveyance of such REO Property by the Seller to the Purchaser hereunder, the Purchaser will be the sole and lawful owner and holder of such REO Property and will have good and marketable title thereto, free and clear of any encumbrance, security, lien, equity, pledge, claim or participation interest in such REO Property in favor of any other Person except as assumed by the Purchaser on the Closing Date. (c) FHA Insurance. Each related HECM Loan is fully insurable by the FHA up to the Maximum Claim Amount, which insurance is in full force and effect and, except to the extent such FHA insurance is no longer valid because the Mortgage Loan is subject to an initial claim that has been paid in full by HUD prior to the Closing Date, as of the Closing Date, and all prior transfers, if any, of such Mortgage Loan have been, and the transactions herein contemplated are, in compliance with all applicable HUD HECM Guidelines. No Mortgage Loan is subject to any defect that could diminish or impair the FHA insurance and no circumstances exist with respect to the Mortgage Loans that could permit the FHA to deny coverage, in whole or in part, under the related FHA insurance. The related FHA policy calls for the assignment of the Mortgage Loan to HUD as opposed to the co-insurance option. The entire amount of all insurance premiums due on or before the Closing Date has been duly and timely paid to the FHA and no portion is shared by the Seller. (d) Property Condition. Except as disclosed on the Mortgage Asset Schedule, to the best of Seller’s knowledge, no REO Property is damaged by fire, flood, windstorm, earthquake, tornado, hurricane or any other similar casualty (and which physical damage (A) is not covered in full by a hazard or flood insurance policy (or other similar insurance policy) for such REO Property as determined by Seller in good faith and (B) could adversely affect (1) the value or marketability of such REO Property, (2) the eligibility of the Mortgage Loan for the applicable Federal Insurance, or (3) the full principal recovery of the insurance or guaranty benefits under the applicable Federal Insurance or the conveyance of the related REO Property in accordance with the applicable HUD HECM Guidelines). To the best of Seller’s knowledge, there is no proceeding pending for the total or partial condemnation of, or eminent domain with respect to, any REO Property.

(e) Servicing and Collection Practices. The servicing and collection practices used by Seller and each subservicer, and, to the best of Seller’s knowledge, any prior originator or servicer since origination with respect to each Mortgage Loan have complied with applicable state and federal law, the HUD HECM Guidelines and the documents relating to the Mortgage Loan. (f) No Encroachments. To the best of Seller’s knowledge, all improvements that were considered in determining the appraised value of the REO Property lie wholly within the boundaries and building restriction lines of such REO Property (and wholly within the related project, with respect to a condominium unit) and no improvements on adjoining properties encroach upon the REO Property except those that are insured against by title insurance. (g) Satisfaction of All Necessary Payments. All taxes, governmental assessments, insurance premiums and water, sewer and municipal charges that previously became due and owing with respect to the REO Property have been paid. (h) No Violation of Environmental Laws. To the best of Seller’s knowledge, no violation of any environmental law, rule or regulation exists or existed with respect to any REO Property, and Seller has no reasonable grounds to suspect the presence of any toxic materials or other environmental hazards on, in or that could affect any REO Property. Seller has not received any notice of any violation or potential violation of any such law, rule or regulation. (i) Sale-Based Claim. The transfer of the REO Properties to the Seller does not give rise to a sale, conveyance or other disposition by the Seller of any REO Property that requires the submission of a sale-based claim or other claim under the Federal Insurance related to any such REO Property. (j) Compliance with Applicable Laws. All requirements of any Applicable Law including, without limitation, all applicable predatory and abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair credit reporting, unfair collection practices, equal credit opportunity or fair housing and disclosure laws applicable to the solicitation, origination, servicing and collection of the Mortgage Loan associated with such REO Property have been complied with in all material respects, the Mortgagor received all disclosure materials required by Applicable Law with respect to the making of the Mortgage Loan, and the Seller shall maintain in its possession, available for the Purchaser’s inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. The Seller has conducted appropriate due diligence in connection with each Mortgage Loan in compliance with the Anti-Money Laundering Laws and determined the legitimacy of the relevant Mortgagor, including verification that the Mortgagor is not the subject of any economic or trade sanctions maintained by the United States. The Mortgage File contains each of the documents and instruments, including all necessary documentation of the chain of title for all Mortgage Loans, which are required to be maintained under the Applicable Requirements and necessary in order to assign the Mortgage Loan and to make any FHA claim related thereto. The Servicing File contains all documents and instruments required by the Applicable Requirements for servicing such Mortgage Loan in all material respects in accordance with Applicable Requirements

EXHIBIT 6 FORM OF PURCHASE ADVICE On this ____________ day of _____________, 20__, American Advisors Group, as seller (the “Seller”) under that certain Sale Agreement, dated as of December 6, 2022 (the “Agreement”), does hereby sell, transfer, assign, set over and convey to Finance of America Reverse LLC, as purchaser (the “Purchaser”) under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Asset Schedule attached hereto as Schedule I. Except as otherwise set forth below, capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement. Closing Date: [Cut-off Date:] Principal Balance as of [Cut-off Date:] Servicing Transfer Date (Reverse Mortgage Loans): Servicing Transfer Date (HECM Loans): Mortgage Asset Schedule: Attached hereto as Schedule I Underwriting Guidelines The Seller confirms to the Purchaser that the representation and warranties set forth in Subsections 6.01 and 6.02 (including Exhibit 5) of the Agreement are true and correct with respect to the Seller and the Mortgage Assets listed on the Mortgage Asset Schedule attached hereto as of the Closing Date. In addition, the Seller hereby acknowledges and accepts the requirements of the Underwriting Guidelines and represents and warrants that it is in compliance with all of its requirements as of the Closing Date. IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its respective officer thereunto authorized as of the date first above written. AMERICAN ADVISORS GROUP (Seller) By: ___________________________________ Name: _____________________________ Title: ______________________________

Acknowledged and Agreed: FINANCE OF AMERICA REVERSE LLC Purchaser By: ______________________________ Name:_________________________ Title: __________________________

Schedule I Mortgage Asset Schedule

EXHIBIT 7 RESERVED

EXHIBIT 8 LIST OF COLLATERAL FILE DOCUMENTS With respect to each Mortgage Loan, the related Collateral File shall include each of the following items: (1) The original Mortgage Note endorsed, “Pay to the order of ________________, without recourse” and signed in the name of the Seller by an authorized officer of the Seller. If the Mortgage Loan was acquired by the Seller in a merger or other type of acquisition, the original endorsement must be by “[Seller], successor [by merger to or in interest to, as applicable] [name of predecessor]”; and if the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the original endorsement must be by “[Seller], successor in interest to [previous name].” The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the Originator to the Seller. An intervening endorsement may bear a facsimile signature satisfying applicable Underwriting Guidelines. The form and substance of any allonge shall comply with and be enforceable in accordance with Applicable Law and shall satisfy the applicable Underwriting Guidelines. Any such allonge shall be permanently affixed to the Mortgage Note and shall identify the related Mortgage Note by referencing, at a minimum, the name of the related Mortgagor, the date of the Mortgage Note, the original amount of the Mortgage Note and the address of the Mortgaged Property; (2) Except as provided below and for each Non-MERS Mortgage Loan, the original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage along with: (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage (with evidence of recording thereon) will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage (with evidence of recording thereon). In the case of each MERS Loan, the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original recorded Mortgage and the assignment thereof to MERS, with evidence of recording indicated on both the Mortgage and the related assignment, or a copy of the Mortgage and related assignment, if applicable, certified by the public recording office in which such Mortgage has been recorded to be a true and complete copy of the original recorded Mortgage (with evidence of recording thereon); (3) For each Non-MERS Mortgage Loan, the original Assignment of Mortgage to __________, signed in the name of the Seller by an authorized officer of the Seller. If the Mortgage Loan was acquired by the Seller in a merger or other type of acquisition, the original assignment must be by “[Seller], successor [by merger to or in interest to, as applicable] [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the original assignment must be by “[Seller], successor in interest to [previous name]”; (4) The original or a photocopy, electronic copy or image of the mortgagee title insurance policy; (5) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment along with: (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller stating that such assignment has been dispatched to the appropriate public recording office for recordation and that the original recorded assignment or a copy of such assignment certified by such public recording office to be a true and complete copy of the original recorded assignment will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an assignment where a public recording office retains the original recorded assignment or in the case where an assignment is lost after recordation in a public recording office, a copy of such assignment certified by such public recording office to be a true and complete copy of the original recorded assignment (with evidence of recording thereon); (6) Originals of all assumption and modification agreements, if any; (7) If applicable, the original consolidation, extension and modification agreement with evidence of recording thereon or a recorded copy thereof certified by the public recording office in which such Mortgage has been recorded; (8) If the Mortgage Note, the Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the original recorded power of attorney or other instrument (or copy thereof) that authorized and empowered such Person to sign; (9) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and (10) With respect to any HECM Loan, (i) the related the Home Equity Conversion Loan Agreement, with all exhibits and riders thereto and (ii) any other documents required by Section 35-8 of the Ginnie Mae Guide. With respect to each REO Property, the related Collateral File shall include each of the following items: (1) the original deed, or a trustee’s, sheriff’s or referee’s deed, or a copy thereof, in each case with evidence of recording thereon, evidencing ownership of the REO Property, including copies of any certificate of foreclosure or other document customary in the jurisdiction in which the REO Property is located to evidence ownership thereof, showing transfer of ownership from the owner specified on such deed to the Seller, or a copy thereof together with an officer’s certificate of the Seller certifying that such is a true and correct copy of the original and that such original has been or is being submitted for recordation in the appropriate governmental recording office of the jurisdiction where the REO Property is located. And in all cases, any other document required to be included in the Collateral File in accordance with Applicable Requirements.

EXHIBIT 9 LIST OF SERVICING FILE DOCUMENTS With respect to each Mortgage Asset, the related Servicing File shall include, without limitation, a copy of each document included in the Mortgage File and each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller and/or delivered to the Custodian: 1. Mortgage Loan application; 2. Fully executed Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by Applicable Law; 3. Credit report on Mortgagor, other vendor information on Mortgagor or Mortgaged Property, including judgment, lien, bankruptcy and litigation searches, and verifications of identity, age, citizenship, social security numbers and, as applicable, other tax identification numbers; 4. Residential appraisal report, any other valuation information, including AVM and BPO reports as applicable, and any available estimates of Mortgaged Property maintenance, repair and replacements costs; 5. Photographs of the Mortgaged Property; 6. Survey of the Mortgaged Property, if applicable; 7. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.; 8. All required disclosure statements and statement of Mortgagor confirming receipt thereof; 9. If applicable, termite report, structural and other engineers’ reports, environmental reports and water potability and septic certification; 10. Sales contract and title search report, if applicable; 11. Hazard insurance policy with servicer named as additional loss payee, including coverage for earthquakes as applicable; 12. Flood Insurance policy, if applicable, with servicer named as additional loss payee; 13. Property tax report and service contract; 14. Flood certification and service contract;

15. Tax receipts, insurance premium receipts, payment receipts, ledger sheets (including a schedule of all transactions credited or debited to the Mortgage Loan or to any related suspense account), insurance claim files, closing instructions, statements, correspondence, notices and acknowledgements given to the Mortgagor, Mortgagor information and other requests, loss mitigation applications, error notices received from the Mortgagor, copies of any information or documents provided by the Mortgagor in connection with such applications or error notices, any other complaints received by the servicer, responses to the foregoing (including requests by the servicer), notes created by servicer personnel reflecting communications with the Mortgagor about the Mortgage Loan, property inspection reports, current and historical computerized data files containing all data fields created by the servicer’s electronic systems and all other processing, underwriting, closing and servicing papers and records which are customarily contained in a mortgage loan file, which were used or necessary to originate the Mortgage Loan, which were used or are necessary to service the Mortgage Loan or which are mandated by Applicable Law and not otherwise enumerated in this exhibit; 16. Amortization schedule, if available; 17. Transmittal summary containing the underwriter’s summary of the loan and decisioning; 18. Occupancy verification; 19. Verification of condominium or homeowners association, water district and similar obligations; 20. For any Mortgage Loan as to which a variance or other exception was made to the Underwriting Guidelines, an analysis identifying the compensating factors that justified the exception and stating the related reasons together with documentation of such compensating factors; 21. Records sufficient to evidence all compensation paid to the related loan originator(s) as required pursuant to Regulation Z under the Trust-in-Lending Act, as amended (including all documents, considerations, information, calculations and other analysis as well as all determinations and the bases therefor), all as required by Applicable Law; 22. With respect to any HECM Loan, all documents necessary to, as applicable (a) establish the eligibility of the HECM Loan for FHA insurance, (b) pool the Mortgage Loan with the applicable Agency and for the issuance of an Agency security, and (c) service the Mortgage Loan, in accordance with all applicable Agency, insurer, and Applicable Requirements; 23. With respect to any HECM Loan, all other processing, underwriting, closing and servicing documents and records which are required by an Ginnie Mae, as applicable; and

24. Any other credit file documents used or required in the origination of such Mortgage Loan and other document required to be included in the Servicing File in accordance with Applicable Requirements.

EXHIBIT 10 RESERVED

EXHIBIT 11 FORM OF LIMITED POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that American Advisors Group (the “Seller”), having its usual place of business at _________________, pursuant to that certain Sale Agreement, dated as of December 6, 2022 (the “Agreement”), between the Seller and Finance of America Reverse LLC (the “Purchaser”), hereby constitutes and appoints the Purchaser, by and through the Purchaser’s officers, the Seller’s true and lawful attorney-in-fact, in the Seller’s name, place and stead and for the Seller’s benefit, in connection with all mortgage loans sold and transferred to the Purchaser pursuant to the Agreement (the “Mortgage Loans”) solely for the purpose of performing such acts and executing such documents with respect to such Mortgage Loans as set forth below. The undersigned gives said attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in order to transfer to Purchaser, or its successors or assigns, all right, title and interest of Seller in any of the Mortgage Loans, as fully to all intents and purposes as Seller might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that its said attorney or substitute shall lawfully do or cause to be done by virtue thereof, which shall include the power to execute, acknowledge, seal and deliver deed of trust/mortgage note endorsements, lost note affidavits, assignments of deed of trust/mortgage and other recorded documents, satisfactions/releases/reconveyances of deed of trust/mortgage, subordinations and modifications, tax authority notifications and declarations, deeds, bills of sale, and other instruments of sale, conveyance, and transfer, appropriately completed, with all ordinary or necessary endorsements, acknowledgments, affidavits, and supporting documents as may be necessary or appropriate to effect its execution, delivery, conveyance, recordation or filing. The undersigned gives to said attorney-in-fact full power and authority to execute such instruments and to do and perform all and every act and thing requisite, necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully, to all intents and purposes, as the undersigned might or could do, and hereby does ratify and confirm all that said attorney-in-fact shall lawfully do or cause to be done by authority hereof. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST IN THE MORTGAGE LOANS AND ALL ASSETS RELATED THERETO AND IS IRREVOCABLE.

IN WITNESS WHEREOF, the Seller has executed this Limited Power of Attorney this ____________day of __________________. AMERICAN ADVISORS GROUP By: ___________________________________ Name: _____________________________ Title: ______________________________ Witness: ___________________________ Print Name:_________________________ Witness: ___________________________ Print Name:_________________________ STATE OF [___________] } } :SS COUNTY OF [_________] } On ___________________before me, ____________________________________ (insert name and title of the officer) personally appeared [ ] who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of [_______] that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature ____________________________ (Seal)